SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 24, 2009


                               ENTECH SOLAR, INC.
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               (Exact Name of Registrant as specified in charter)

 Delaware                           0-16936                         33-0123045
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(State or other jurisdiction      (Commission                   (IRS Employer
  of incorporation)                File Number)             Identification No.)



    13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas       76177
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    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:   817/379-0100


         -----------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS
            OF CERTAIN OFFICERS

    (d) Jay J. Worenklein has been appointed by The Quercus Trust to the Board of Directors of the Company pursuant to rights available to The Quercus Trust as the holder of the Company's Series D Convertible Preferred Stock. His appointment to the Board of Directors is effective immediately. Mr. Worenklein, 60, served as chairman and CEO of US Power Generating Company from 2003 until 2008. Prior to founding US Power Generating Company, Mr. Worenklein served as a senior banker at Societe Generale and at Lehman Brothers. Prior to joining Lehman Brothers, Mr. Worenklein was a partner at the law firm of Milbank Tweed Hadley & McCloy, where he founded the firm's power and project finance practices. Mr. Worenklein is currently a member of the Board of Directors of Ormat Technologies, Inc., GridPoint, Inc., and Entegra Power Group. Mr. Worenklein graduated from Columbia College, New York University School of Law and the Stern School of Business at New York University.

In conjunction with Mr. Worenklein's appointment to the Board of Directors, Joseph P. Bartlett, previously appointed by The Quercus Trust, has resigned from the Board.

A copy of the press release related to Mr. Worenklein's appointment and Mr. Bartlett's departure is furnished as Exhibit 99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated March 24, 2009.

______________________________________________________________________________

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Frank W. Smith
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     Frank W. Smith
     Chief Executive Officer


Date:  March 26, 2009




EXHIBIT INDEX
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99.1     Press release dated March 24, 2009

                                                                 EXHIBIT 99.1



                              [GRAPHIC OMITED]


ENTECH SOLAR ANNOUNCES APPOINTMENT OF JAY WORENKLEIN TO
BOARD OF DIRECTORS

FORT WORTH, TX - MARCH 24, 2009 - ENTECH SOLAR (OTC BB: ENSL.OB), a leading developer of concentrating solar energy systems, today announced that Jay Worenklein has been appointed to its Board of Directors. Mr. Worenklein's appointment follows the resignation of Joseph Bartlett from the Board.

David Gelbaum, Chairman of Entech Solar, stated, "Jay Worenklein brings a great deal of business and financial acumen to the Company and will be an invaluable addition to the Board. Joe Bartlett, while stepping down from this position, will continue in his role as legal advisor to the Quercus Trust. I thank him for his assistance these past few months."

Mr. Worenklein served as chairman and CEO of US Power Generating Company (USPowerGen) from 2003 until 2008. Prior to founding USPowerGen, Mr. Worenklein served as a senior banker at Societe Generale and at Lehman Brothers. He previously was a partner at Milbank Tweed Hadley & McCloy, where he began the firm's power and project finance practices. Mr. Worenklein is currently a member of the Board of Directors of Ormat Technologies, Inc., of GridPoint, Inc., and of Entegra Power Group.

ABOUT ENTECH SOLAR

Entech Solar is a leading developer of concentrating solar energy systems. Entech designs modules that provide both electricity and thermal energy by utilizing its proprietary concentrating photovoltaic technologies in its SolarVolt and ThermaVolt systems, both of which produce cost-competitive distributed energy for a variety of commercial and industrial applications. For more information, please visit www.entechsolar.com.

ENTECH SOLAR PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com

ENTECH SOLAR INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com